                                                                   EXHIBIT 10(k)



                     THIRD AMENDMENT TO TERM LOAN AGREEMENT

         THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (the "AMENDMENT") is entered into effective as of February 7, 2002, among The Williams Companies, Inc., a Delaware corporation (the "COMPANY"), Credit Lyonnais New York Branch, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and certain LENDERS (herein so called) named on SCHEDULE 2.1 (as amended and supplemented from time to time) of the Term Loan Agreement (as hereinafter defined).


                                    RECITALS


         A. The Company, Lenders, Commerzbank AG New York and Cayman Island Branches, as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent, and Administrative Agent entered into that certain Term Loan Agreement dated as of April 7, 2000, as modified and amended pursuant to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000 and that certain Waiver and Second Amendment to Term Loan Agreement dated as of January 31, 2001 (such Term Loan Agreement, as so modified and amended, herein referred to as the "TERM LOAN AGREEMENT") which Term Loan Agreement has been further modified by that certain letter agreement (the "PRIOR WAIVER LETTER"), dated as of November 6, 2000, and that certain Limited Waiver of Term Loan Agreement dated as of July 20, 2001 (the "JULY WAIVER", and together with the Prior Waiver Letter herein collectively referred to as "EXISTING WAIVERS"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Term Loan Agreement, and all Section references are to Sections in the Term Loan Agreement.

         B. The Company has requested that the Lenders further modify and amend certain terms and provisions of the Term Loan Agreement.

         C. The Lenders are willing to so modify and amend the Term Loan Agreement, as requested, in accordance with the terms and provisions set forth herein and upon the condition that the Company and the Determining Lenders shall have executed and delivered this Amendment and that the Company shall have fully satisfied the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Administrative Agent and the Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENT OF SECTION 1.1 OF THE TERM LOAN AGREEMENT.

         1.1 DEFINITIONS. SECTION 1.1 of the Term Loan Agreement is hereby amended, as follows:

                  (a) The definition of "DEBT" in such SECTION 1.1 is hereby amended and restated to read in its entirety as follows:

                  "DEBT" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as capital leases,
         (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through
         (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that (w) Debt shall not include any obligations of the Company in respect of the FELINE PACS;
         (x) Debt shall not include any obligation under or resulting from any agreement referred to in paragraph (y) of SCHEDULE I; (y) in the case of the Company, Debt shall not include any contingent obligation of the Company relating to indebtedness incurred by any SPV, WCG or a WCG Subsidiary pursuant to the WCG Structured Financing (except that in the event that the WCG Refinancing Transaction shall have occurred, then Debt shall include the aggregate amount of the WCG Structured Financing for which the Company or any of its Subsidiaries shall have become directly and primarily liable); and (z) it is the understanding of the parties hereto that Debt shall not include any monetary obligations or guaranties of monetary obligations of Persons as lessee under leases that are, in accordance with GAAP, recorded as operating leases.

                  (b) The following definition of "FELINE PACS" is hereby inserted in the alphabetically appropriate location in such SECTION 1.1:

                  "FELINE PACS" means those certain units, as described in the Company's prospectus supplement dated January 7, 2002, issued by the Company in January, 2002 in an aggregate face amount of $1,100,000,000.

                  (c) The definition of "NET WORTH" in such SECTION 1.1 is hereby amended and restated to read in its entirety as follows:

                  "NET WORTH" of any Person means, as of any date of determination the excess of total assets of such Person over total liabilities of such Person, total assets and total liabilities each to be determined in accordance with GAAP; provided, however, that for purposes of calculating Net Worth, total liabilities shall not include any obligations of the Company in respect of the FELINE PACS.

                  (d) The definition of "WCG NOTE" is hereby inserted in the alphabetically appropriate location in such SECTION 1.1:

                  "WCG NOTE" means that certain promissory note dated March 28, 2001 issued by WCG to WCG Note Trust, a Delaware business trust, in a principal amount of $1,500,000,000 with a maturity date of March 31, 2008.

                  (e) The definition of "WCG REFINANCING TRANSACTION" is hereby inserted in the alphabetically appropriate location in such SECTION 1.1:

                  "WCG REFINANCING TRANSACTION" means any transaction or series of related transactions pursuant to which the Company or any Subsidiary of the Company becomes directly and primarily liable to the holders of the WCG Senior Notes for an aggregate amount not exceeding the outstanding principal of the WCG Senior Notes, together with all accrued and unpaid interest thereon, any fees, and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes, including, without limitation, by means of (i) any amendment to the transaction documents pursuant to which the WCG Senior Notes were issued, (ii) an exchange offer or tender offer for the WCG Senior Notes or the WCG Note in consideration for which the Company or any Subsidiary of the Company issues debt securities of the Company or any Subsidiary of the Company,
         (iii) any redemption or repurchase, in whole or in part, of the WCG Senior Notes by the Company or any Subsidiary of the Company, (iv) any exercise of the "Share Trust Release Option" as defined in the transaction documents pursuant to which the WCG Senior Notes were issued, or (v) the Company or any Subsidiary of the Company making any payments in respect of the WCG Senior Notes or the WCG Note.

                  (f) The definition of "WCG REIMBURSEMENT OBLIGATIONS" is hereby inserted in the alphabetically appropriate location in such SECTION 1.1:

                  "WCG REIMBURSEMENT OBLIGATIONS" means any obligations of any WCG Subsidiary in favor of the Company, any Subsidiary of the Company or the WCG Senior Notes Issuer pursuant to which such WCG Subsidiary has agreed to pay the Company, any Subsidiary of the Company or the WCG Senior Notes Issuer an amount equal to or less than the total amount of the obligations incurred by the Company and/or its Subsidiaries in connection with the WCG Refinancing Transaction, including, without limitation, in respect of principal, interest, fees and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes.

                  (g) The definition of "WCG SENIOR NOTES" is hereby inserted in the alphabetically appropriate location in such SECTION 1.1:

                  "WCG SENIOR NOTES" means those certain 8.25% Senior Secured Notes due 2004 in an aggregate principal amount of $1,400,000,000 issued by the WCG Senior Notes Issuer.

                  (h) The definition of "WCG SENIOR NOTES ISSUER" is hereby inserted in the alphabetically appropriate location in such SECTION 1.1:

                  "WCG SENIOR NOTES ISSUER" means, collectively, WCG Note Trust, a Delaware business trust, and WCG Note Corp., Inc., a Delaware corporation.

         1.2 SECTION 8.7. SECTION 8.7 of the Credit Agreement is hereby amended by deleting the word "or" at the end of subclause (c) and period at the end of subclause (d) thereof, inserting in place of the period at the end of subclause
(d) a semicolon and the word "or" and inserting the following new subclause (e) immediately following the existing subclause (d):

                  "(e) Williams Pipeline Company, LLC from (1) selling, conveying or otherwise transferring all or substantially all of its assets to another Person or (2) merging or consolidating with or into another Person, in either case, for fair-market value and on commercially reasonable terms and conditions in the good faith judgment of the Company."

         1.3 SECTION 8.9. SECTION 8.9 is hereby amended and restated to read in its entirety as follows:

                  "8.9 Loans and Advances. The Company shall not make or permit to remain outstanding or allow any of its Subsidiaries to make or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any obligations or debt securities of any WCG Subsidiary, except that the Company and its Subsidiaries may (i) make and permit to remain outstanding loans and advances to a WCG Subsidiary existing as of July 25, 2000 and listed on Exhibit F hereto (and such WCG Subsidiaries may permit such loans and advances on Exhibit F to remain outstanding), (ii) purchase or acquire the WCG Senior Notes or the WCG Note pursuant to the WCG Refinancing Transaction, and (iii) purchase or acquire and permit to remain outstanding, the WCG Reimbursement Obligations. Except for those investments in existence on July 25, 2000 and listed on Exhibit F hereof, purchases or acquisitions pursuant to the WCG Refinancing Transaction and purchases or acquisitions of WCG Reimbursement Obligations, the Company shall not, and shall not permit any of its Subsidiaries to, acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary."

         1.4 SECTION 8.13. SECTION 8.13 is hereby amended by deleting the period at the end of such Section and inserting in its place the following:

                  "; provided, however, that nothing contained herein shall prohibit or otherwise restrict the ability of the Company or any Subsidiary of the Company from incurring liability pursuant to the WCG Refinancing Transaction."

         1.5 SECTION 8.15. SECTION 8.15 is hereby amended by deleting the period at the end of the last sentence of such Section and inserting in its place the following:

                  "; provided, however, that nothing contained herein shall prohibit or otherwise restrict the ability of the Company or any Subsidiary of the Company to use the proceeds of any Borrowing to own, purchase or acquire the WCG Senior Notes pursuant to the WCG Refinancing Transaction."

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Papers on the last day upon which the following has occurred:

                  (a) Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Company as to (i) any changes (or the absence of changes) since April 7, 2000, to its certificate of incorporation and its by-laws as of the date hereof,
         (ii) the resolutions of the Company authorizing the execution of this Amendment, and (iii) the names and true signatures of the officers authorized to execute this Amendment; and

                  (b) Counterparts of this Amendment shall have been executed and delivered to Administrative Agent by the Company, Administrative Agent, and the Determining Lenders or when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof.

Upon satisfaction of the foregoing conditions, (i) this Amendment shall be deemed effective on and as of February 7, 2002 (the "AMENDMENT EFFECTIVE DATE").

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, the Company hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Term Loan Agreement and in all other Loan Papers are true and correct on the date hereof in all material respects, as though made on the date hereof except to the extent such representations and warranties relate to an earlier date and except with respect to Section 7.6 of the Term Loan Agreement for certain class-action lawsuits filed on or after January 29, 2002 alleging fraud and other violations of applicable securities laws; (b) no Default or Potential Default exists under the Loan Papers; and (c) the terms and provisions of the FELINE PACS transactions described in PARAGRAPH 1 hereof have been accurately and completely described herein and in the other documents provided to the Administrative Agent and the Lenders in connection herewith.

PARAGRAPH 4. MISCELLANEOUS.

         4.1 EFFECT ON LOAN DOCUMENTS. The Term Loan Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "TERM LOAN AGREEMENT" shall be to the Term Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Term Loan Agreement or any Loan Papers, nor constitute a waiver under the Term Loan Agreement or any other provision of the Loan Papers.

         4.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Papers referred to in the Term Loan Agreement, and the provisions relating to Loan Papers set forth in SECTION 12 are incorporated herein by reference the same as if set forth herein verbatim.

         4.3 FEES. The Company shall pay (a) to each Lender that shall have approved this Amendment and shall have delivered to the Administrative Agent a duly executed counterpart hereof not later than 5:00 p.m. central standard time on February 8, 2002, a fee equal to 0.25% of each such Lender's respective Committed Sum, and (b) to each other Lender that shall have approved this Amendment and shall have delivered a duly executed counterpart hereof not later than 5:00 p.m. central standard time on February 14, 2002, a fee equal to 0.10% of each such other Lender's respective Committed Sum.

         4.4 COSTS AND EXPENSES. The Company agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         4.5 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by the Company, each Determining Lender, and Administrative Agent.

         4.6 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Executed as of the date first above written, but effective as of the Amendment Effective Date.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Address for notices
One Williams Center, Suite 5000                 THE WILLIAMS COMPANIES, INC.,
Tulsa, Oklahoma 74172                           a Delaware corporation
Attn: Treasurer
Telephone No.: (918) 573-5551
Facsimile No.: (918) 573-2065                   By:      /s/ James G. Ivey
                                                   -----------------------------
                                                Name:  James G. Ivey
                                                Title: Treasurer

With a copy to:
One Williams Center, Suite 4100
Tulsa, Oklahoma 74172
Attn: Associate General Counsel
Telephone No.: (918) 573-2613
Facsimile No.: (918) 573-4503



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1301 Avenue of the Americas                 CREDIT LYONNAIS NEW YORK BRANCH, as
New York, New York 10019                    Administrative Agent and as a Lender


                                            By:       /s/ Bernard Wevmuller
                                                --------------------------------
                                            Name:  Bernard Wevmuller
                                                  ------------------------------
                                            Title: Senior Vice President
                                                   -----------------------------


With a copy to:
1000 Louisiana Street, Suite 5360
Houston, Texas 77002
Attention: Mr. Robert LaRocque
Telephone No.: 713-753-8733
Facsimile No.: 713-751-0307


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1230 Peachtree Street, Suite 3500           COMMERZBANK AG NEW YORK AND GRAND
Atlanta, Georgia 30309                      CAYMAN BRANCHES, as Syndication
Attn: Brian Campbell                        Agent, as a Lender and as a
Telephone: (404) 888-6518                   Designating Lender
Facsimile: (404) 888-6539
                                            By:      /s/ Brian J. Campbell
                                                --------------------------------
                                            Name:  Brian J. Campbell
                                                  ------------------------------
                                            Title: Senior Vice President
                                                   -----------------------------

With a copy to:

                                            By:       /s/ D. L. Ward, Jr.
                                                --------------------------------
Holland & Knight                            Name:  D. L. Ward, Jr.
1201 West Peachtree Street, Suite 2000            ------------------------------
Atlanta, Georgia 30309                      Title: Asst. Vice President
Attn: Ms. Sherie Holmes                            -----------------------------
Telephone: (404) 898-8197
Facsimile: (404) 881-0470




                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


                                           FOUR WINDS FUNDING CORPORATION, as a
                                           Designated Lender


                                           By COMMERZBANK AKTIENGESELLCHAFT, as
                                              Administrator and Attorney-in-Fact


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1100 Louisiana Street, Suite 3000           THE BANK OF NOVA SCOTIA,
Houston, Texas 77002                        as Documentation Agent and as a
Attn: Joe Latanzie                          Lender
Telephone: (713) 759-3435
Facsimile: (713) 752-2425                   By:         /s/ M. D. Smith
                                                 -------------------------------
                                            Name: M. D. Smith
                                                  ------------------------------
                                            Title: Agent, Operations
                                                   -----------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1020 19th Street, NW, Suite 500             ABU DHABI INTERNATIONAL BANK INC.,
Washington, DC 20036                        as a Lender
Attn: David Young
Telephone: (202) 842-7956
Facsimile: (202) 842-7955                   By:       /s/ David J. Young
                                                --------------------------------
                                            Name:  David J. Young
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            By:         /s/ Nagy S. Kolta
                                                --------------------------------
                                            Name:  Nagy S. Kolta
                                                  ------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------




                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

470 Park Avenue South                       BANK POLSKA KASA OPIEKI S.A.,
32nd Street, 15th Floor                     as a Lender
New York, New York 10016
Attn: Hussein El-Tawil
Telephone: (212) 251-1245                   By:      /s/ Hussein B. El-Tawil
Facsimile: (212) 679-5910                       --------------------------------
                                            Name:  Hussein B. El-Tawil
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Strong Capital Management                   STRONG ADVANTAGE FUND, INC.
100 Heritage Reserve                        as a Lender
Menomonee Falls, Wisconsin  53201
Attn: Joe Ford
Telephone: (414) 973-5266                   By:  /s/ Gilbert L. Southwell, III
Facsimile: (414) 973-5239                       --------------------------------
                                            Name:  Gilbert L. Southwell, III
                                                  ------------------------------
                                            Title: Associate Counsel
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

c/o JP Morgan Chase                         CHANG HWA COMMERCIAL BANK, LTD., NEW
4 Chase MetroTech Center                    YORK BRANCH, as a Lender
20th Floor (West)
Brooklyn, New York 11245
Attn: Vivian Chen                           By:       /s/ Ming-Hsien Lin
Telephone: (718) 242-8815                       --------------------------------
Facsimile: (718) 242-7159                   Name:  Ming-Hsien Lin
                                                  ------------------------------
                                            Title: VP & General Manager
                                                   -----------------------------


With a copy to:

c/o JP Morgan Chase
4 Chase MetroTech Center
20th Floor (West)
Brooklyn, New York 11245
Attn: Peter Lieu
Telephone: (718) 242-3688
Facsimile: (718) 242-7159


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

16333 Broadway, 40th Floor                  THE DAI-ICHI KANGYO BANK, LTD., as a
New York, New York 10019                    Lender
Attn: Maureen Carson
Telephone: (212) 649-0325                   By:        /s/ Maureen Carson
Facsimile: (212) 541-4822                       --------------------------------
                                            Name:  Maureen Carson
                                                  ------------------------------
                                            Title: Account Officer
                                                   -----------------------------


With a copy to:

16333 Broadway, 40th Floor
New York, New York 10019
Attn: Bert Tang
Telephone: (212) 432-8839
Facsimile: (212) 541-4805


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

76 Madison Avenue, 12th Floor               FIRST COMMERCIAL BANK - NEW YORK
New York, New York 10016                    AGENCY, as a Lender
Attn: Max Kwok
Telephone: (212) 684-9248                   By:
Facsimile: (212) 684-9315                       --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

380 Madison Avenue, 21st Floor              GULF INTERNATIONAL BANK,
New York, New York 10017                    as a Lender
Attn: Bill Shepard
Telephone: (212) 922-2323
Facsimile: (212) 922-2309                   By:      /s/ William B. Shepard
                                                --------------------------------
                                            Name:  William B. Shepard
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------



                                            By:        /s/ Issa N. Baconi
                                                --------------------------------
                                            Name:  Issa N. Baconi
                                                  ------------------------------
                                            Title: EVP & Branch Manager
                                                   -----------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

200 Madison Avenue, Suite 20007             HUA NAN COMMERCIAL BANK, LTD.,
New York, New York 10016                    as a Lender
Attn: Frank Tang
Telephone: (646) 435-1881
Facsimile: (212) 417-9341                   By:       /s/ Yun-Peng Chang
                                                --------------------------------
                                            Name:  Yun-Peng Chang
                                                  ------------------------------
                                            Title: SVP & General Manager
                                                   -----------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

150 East 42nd Street, 29th Floor            BAYERISCHE HYPO-UND
New York, New York 10017                    VEREINSBANK AG, NEW YORK
Attn: Steve Atwell                          BRANCH, as a Lender
Telephone: (212) 672-5458
Facsimile: (212) 672-5530
                                            By:       /s/ Shannon Batchman
                                                --------------------------------
                                            Name:    Shannon Batchman
                                                  ------------------------------
                                            Title:   Director
                                                   -----------------------------


                                            By:         /s/ Steven Atwell
                                                --------------------------------
                                            Name:  Steven Atwell
                                                  ------------------------------
                                            Title: Director
                                                   -----------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

245 Peachtree Center Avenue, Suite 2550     KBC BANK N.V., as a Lender
Atlanta, Georgia 30303
Attn: Filip Ferrante
Telephone: (404) 584-5466                   By:         /s/ Robert Snauffer
Facsimile: (404) 584-5465                       --------------------------------
                                            Name:  Robert Snauffer
                                                  ------------------------------
                                            Title: First Vice President
                                                   -----------------------------


                                            By:          /s/ Eric Raskin
                                                --------------------------------
                                            Name:  Erick Raskin
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

With a copy to:

125 West 55th Street
New York, New York 10019
Attn: Diane Grimmig
Telephone: (212) 541-0707
Facsimile: (212) 541-0784



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Grosse Bleiche 54-56                        LANDESBANK RHEINLAND-PFALZ,
Mainz, Germany 55098                        GIROZENTRALE,
Attn: Daniel Juncker                        as a Lender
Telephone: (011) 49-61-31-133374
Facsimile: (011) 49-61-31-132599
                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


Ursulinenstra(beta)e 2                      LANDESBANK SAAR GIROZENTRALE,
66111 Saarbrucken, Germany                  as a Lender
Attn: Rolf Buchholz
Telephone: (011) 49-681-383-1304
Facsimile: (011) 49-681-383-1208            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Martensdamm 6                               LANDESBANK SCHLESWIG-HOLSTEIN
Kiel, Germany 24103                         GIROZENTRALE, as a Lender
Attn: Kerstin Spaeter
Telephone: (011) 49-431-900-2765
Facsimile: (011) 49-431-900-1794            By:      /s/ Dr. Nikolai Ulrich
                                                --------------------------------
                                            Name:  Dr. Nikolai Ulrich
                                                   -----------------------------
                                            Title: Vice President
                                                   -----------------------------



                                            By:         /s/ Klaus Reimers
                                                --------------------------------
                                            Name:  Klaus Reimers
                                                  ------------------------------
                                            Title: Assistant Vice President
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

811 Wilshire Boulevard, Suite 1900          LAND BANK OF TAIWAN, LOS ANGELES
Los Angeles, California 90017               BRANCH, as a Lender
Attn: Jonathan Kuo
Telephone: (213) 532-3789                   By:
Facsimile: (213) 532-3766                       --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

2250 East 73rd Street, Suite 200            LOCAL OKLAHOMA BANK, N.A.,
Tulsa, Oklahoma 74136                       as a Lender
Attn: Elisabeth Blue
Telephone: (918) 497-2422
Facsimile: (918) 497-2497                   By:       /s/ Elisabeth F. Blue
                                               ---------------------------------
                                            Name:    Elisabeth F. Blue
                                                  ------------------------------
                                            Title:   Senior Vice President
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

299 Park Avenue, 17th Floor                NATIONAL BANK OF KUWAIT,  S.A.K.,
New York, New York 10171                   GRAND CAYMAN BRANCH, as a
Attn: Wendy Wanninger                      Lender
Telephone: (212) 303-9807
Facsimile: (212) 888-2958
                                           By:         /s/ Muhammad Kamal
                                               ---------------------------------
                                           Name:    Muhammad Kamal
                                                 -------------------------------
                                           Title:   General Manager
                                                  ------------------------------


                                           By:         /s/ Robert J. McNeill
                                               ---------------------------------
                                           Name:    Robert J. McNeill
                                                 -------------------------------
                                           Title:   Executive Manager
                                                  ------------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


1200 Smith Street, Suite 3100               BNP PARIBAS, as a Lender
Houston, Texas 77002
Attn: Mark Cox
Telephone: (713) 982-1152                   By:        /s/ Brian M. Malone
Facsimile: (713) 859-6915                       --------------------------------
                                            Name:    Brian M. Malone
                                                  ------------------------------
                                            Title:   Managing Director
                                                   -----------------------------

                                            By:        /s/ Greg Smothers
With a copy to:                                 --------------------------------
                                            Name:    Greg Smothers
                                                  ------------------------------
                                            Title:   Vice President
1200 Smith Street, Suite 3100                      -----------------------------
Houston, Texas 77002
Attn: David Dodd
Telephone: (713) 982-1156
Facsimile: (713) 859-6915



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

135 Bishopsgate                             THE ROYAL BANK OF SCOTLAND PLC,
London, England EC2M 3UR                    as a Lender
Attn: Jane Woodley
Telephone: (011) 44-207-375-5724
Facsimile: (011) 44-207-375-5919            By:        /s/ Keith Johnson
                                               --------------------------------
                                            Name:    Keith Johnson
                                                  ------------------------------
                                            Title:   Senior Vice President
                                                   -----------------------------

With a copy to:

JP Morgan Chase Towers
600 Travis, Suite 6070
Houston, Texas 77002
Attn: Adam Pettifer
Telephone: (713) 221-2416
Facsimile: (713) 221-2430



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

277 Park Avenue, 6th Floor                  SUMITOMO MITSUI BANKING
New York, New York 10172                    CORPORATION, as a Lender
Attn: Bruce Meredith
Telephone: (212) 224-4194
Facsimile: (212) 224-4384                   By:      /s/ C. Michael Garrido
                                               ---------------------------------
                                            Name:    C. Michael Garrido
                                                  ------------------------------
                                            Title:   Senior Vice President
                                                   -----------------------------

With a copy to:

277 Park Avenue, 6th Floor
New York, New York 10172
Attn: Kenneth Austin
Telephone: (212) 224-4043
Facsimile: (212) 224-4384


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1221 McKinney Street, Suite 4100            THE INDUSTRIAL BANK OF JAPAN,
Houston, Texas 77010                        LIMITED, NEW YORK BRANCH, as a
Attn: Lynn Williford                        Lender
Telephone: (713) 651-9444 x104
Facsimile: (713) 651-9209                   By:        /s/ Michael N. Oakes
                                                --------------------------------
                                            Name:    Michael N. Oakes
                                                  ------------------------------
                                            Title:   Senior Vice President,
                                                     Houston Office
                                                   -----------------------------



                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Third Amendment to Term Loan Agreement dated effective as of February 7, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

55 East 52nd Street, 11th Floor             UNITED FINANCIAL OF JAPAN, as a
New York, New York 10055                    Lender
Attn: Ryoichi Konishi
Telephone: (212) 339-6172                   By:
Facsimile: (212) 754-2360                       --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                       [SIGNATURE PAGE TO THIRD AMENDMENT
                             TO TERM LOAN AGREEMENT]